ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2014
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
ACCOUNTS RECEIVABLE
5.	ACCOUNTS RECEIVABLE

	December 31, 2014	December 31, 2013

Accounts receivable, trade	$8,539	$13,373
Commodity taxes receivable	25	246
Refundable investment tax credit receivable	-	360
	$8,564	$13,979

For the years ended December 31, 2014, 2013 and 2012, due to the high level of creditworthiness of its client base, we have not recognized any allowance for doubtful accounts. For the years ended December 31, 2014, 2013 and 2012, we recorded bad debt expense of $13, $0, and $142.

For the year ended December 31, 2014, we acquired inventory at cost in exchange for an accounts receivable of $867. This inventory was reallocated to a different customer. No gains or losses were recognized on the transfer.